MFS MUNICIPAL INCOME FUND

                    Supplement dated September 1, 2003 to the
                  Current Statement of Additional Information

The first percentage limitation under "Investment Techniques, Practices and Risks" in Part I of the Fund's Statement of Additional Information dated August 1, 2003, is hereby restated as follows:

     o Lower Rated Securities may not exceed 33 1/3% of the Fund's net assets.

                The date of this Supplement is September 1, 2003.